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                                                                    EXHIBIT 23.1

CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, File No. 333-44292, of Mediaplex Inc. of our report dated September 20, 2000 with respect to the consolidated financial statements of AdWare Systems, Inc., which appears in exhibit 99.1 in this Form 8-K/A.

/s/ PricewaterhouseCoopers LLP

Louisville, Kentucky
October 4, 2000